SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is June 28, 2017.

MFS® U.S. Government Cash Reserve Fund

Effective immediately, the following section is added above the sub-section "Sales Charges and Waivers or Reductions" within the main section entitled "Description of Share Classes":
Conversion Among Share Classes
Class C and Class 529C shareholders of the fund may be able to convert their shares to Class A shares and Class 529A shares, respectively, of the fund if their financial intermediary provides written notification to MFD prior to such conversion that the intermediary has determined that Class A or Class 529A was the appropriate share class at the time of purchase for such shareholder and receives approval of such conversion by MFD.
If a shareholder converts from one share class to another share class of the fund, as described above, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day's net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares received. A conversion between share classes in the same fund, as described above, is a nontaxable event.

Effective immediately, waiver category "L. Conversions" within the table entitled "GENERAL WAIVERS," under the sub-section entitled "Financial Intermediary Category II – Waivers and Reductions Applicable to all Purchases That Do Not Qualify for Financial Intermediary Category I," within "APPENDIX 1 – WAIVERS AND REDUCTIONS OF SALES CHARGES," is restated in its entirety as follows:

L. Conversions	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
• In connection with a conversion from Class A shares to Class I shares of the same Fund.		√
• In connection with a conversion from Class I shares to Class A shares of the same Fund.	√
• In connection with a conversion from Class C or Class 529C shares to Class A or Class 529A shares, respectively, of the same Fund if the shareholder's financial intermediary provides written notification to MFD prior to such conversion that the intermediary has determined that Class A or Class 529A was the appropriate share class at the time of purchase for such shareholder and receives approval of such conversion by MFD.
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